                                                                                EXECUTION COPY

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                      RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                         as Depositor

                                             and

                                  WILMINGTON TRUST COMPANY,

                                       as Owner Trustee

                        ______________________________________________

                             AMENDED AND RESTATED TRUST AGREEMENT

                                   Dated as of May 25, 2006

                        _____________________________________________

                                Home Loan-Backed Certificates,
                                       Series 2006-HI2

                                       TABLE OF CONTENTS

        Section 3.05.     Registration of and Limitations on Transfer and Exchange of

        Section 4.04.     No Duties Except as Specified under Specified Documents or in Instructions..................................................12

        Section 4.05.     Restrictions.....................................................13

        Section 4.06.     Prior Notice to Certificateholders and the Credit Enhancer

        Section 6.06.     Owner Trustee Not Liable for Certificates or Related

        Section 10.13.    Rights of Credit Enhancer to Exercise Rights of

        Section 11.02.    Additional Representations and Warranties of the Owner

        This Amended and Restated Trust Agreement, dated as of May 25, 2006 (as amended from time to time, this "Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
INC., a Delaware corporation, as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a
Delaware banking corporation, as owner trustee (the "Owner Trustee"),

                                       WITNESSETH THAT:

        WHEREAS, the Depositor and the Owner Trustee entered into a trust agreement dated as of May 22, 2006, in connection with the formation of a Delaware statutory trust (the
"Original Trust Agreement");

        WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original
Trust Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the
Depositor and the Owner Trustee agree as follows:

ARTICLE I......

                                         Definitions

Section 1.01...  Definitions.  For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the
Indenture dated May 25, 2006 (the "Indenture"), between Home Loan Trust 2006-HI2, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02...  Other Definitional Provisions.

(a)     All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)     As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this
Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this
Trust Agreement or in any such certificate or other document shall control.

(c)     The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term "including" shall mean
"including without limitation".

(d)     The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)     Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II.....

                                         Organization

Section 2.01...  Name.  The trust created hereby (the "Trust") shall be known as "Home Loan
Trust 2006-HI2," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02...  Office.  The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03...  Purposes and Powers.  The purpose of the Trust is to engage in the following activities:(i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates; (ii) to purchase the Home
Loans and to pay the organizational, start-up and transactional expenses of the Trust; (iii)
to assign, grant, transfer, pledge and convey the Home Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Home Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture; (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party; (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and
(vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.  The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of the Holders of a majority of the Certificate Percentage Interest of the
Certificates and the Indenture Trustee.

Section 2.04...  Appointment of Owner Trustee.  The Depositor hereby appoints the Owner
Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05...  Initial Capital Contribution of Owner Trust Estate.  The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1.  The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account.  The Owner Trustee
also acknowledges on behalf of the Issuer, the receipt in trust of the Home Loans and such other collateral assigned to the Trust pursuant to Section 3.01, which shall constitute the
Owner Trust Estate.

Section 2.06...  Declaration of Trust.  The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the
Basic Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust.  Effective as of the date hereof, the
Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory
Trust Statute with respect to accomplishing the purposes of the Trust.  For purposes of this
Declaration of Trust, "Statutory Trust Statute" means Chapter 38 of Title 12 of the Delaware
Code, 12 Del.  C.ss.3801 et.  Seq.  as the same may be amended or supplemented from time to time.  It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as an entity disregarded from the sole holder of 100% of the Certificates, which Certificates shall initially be owned by the Depositor or an affiliate thereof, and the provisions of this Trust Agreement shall be interpreted to further this intention.  If more than one person owns the Certificates for federal income tax purposes, then it is the intention of the parties hereto, that solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a partnership (other than a publicly traded partnership), with the assets of the partnership being the Trust Estate, the partners of the partnership being the Certificateholders and the
Notes being debt of the partnership and the provisions of this Trust Agreement shall be interpreted to further this intention.  The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the
Trust as an entity wholly owned by the Depositor or an affiliate thereof, or, if two or more persons own the Certificates, as a partnership (other than a publicly traded partnership)
for such tax purposes.

Section 2.07...  Liability of the Holders of the Certificates.  The Holders of the
Certificates shall be liable for any entity level taxes imposed on the Trust.

Section 2.08...  Title to Trust Property.  Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.09...  Situs of Trust.  The Trust will be located and administered in the State of
Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York.  The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of
Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03.  Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York.  The only office of the Trust will be at the Corporate Trust Office in Delaware.

Section 2.10...  Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee that:

(i)     The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)    The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this
        Trust Agreement.

(iii)   The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

(iv)    The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time)
        a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

Section 2.11.    Payment of Trust Fees.  The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

ARTICLE III

                                Conveyance of the Home Loans;
                                         Certificates

Section 3.01.    Conveyance of the Home Loans.  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to (i) the Home Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off
Date, (ii) property which secured a Home Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iii) the interest of the Depositor in any insurance policies in respect of the Home Loans, and (iv) all proceeds of the foregoing. The Depositor will also provide the Trust with the Credit Enhancement Instrument.

        The parties hereto intend that the transaction set forth herein be a sale by the
Depositor to the Trust of all of its right, title and interest in and to the Home Loans.  In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under (i) the Home Loans, all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date, (ii) property which secured a Home
Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iii) the interest of the Depositor in any insurance policies in respect of the Home Loans, and (iv)
all proceeds of the foregoing and all distributions thereon and all proceeds thereof; and
this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.    Initial Ownership.  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Home Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole
Certificateholder.

Section 3.03.    The Certificates.  The Certificates shall be issued in a single denomination of a 100% Certificate Percentage Interest.

        The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this
Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.  A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.    Authentication of Certificates.  Concurrently with the acquisition of the
Home Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause the
Certificates in an initial Certificate Percentage Interest of 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations.  No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Paying
Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.  All
Certificates shall be dated the date of their authentication.

Section 3.05.    Registration of and Limitations on Transfer and Exchange of Certificates.

(a)     The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Indenture Trustee shall be the initial Certificate Registrar.  If the
Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor
Certificate Registrar.

        Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to
Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the
Certificate Registrar as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner
Trustee or any authenticating agent.  At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

        Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the
Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing.  Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate
Registrar in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of
Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        Except as described below, no transfer of any Certificate or interest therein shall be made to any Person that is not a United States Person.  Each Certificateholder shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form
W-9 and the Certificate of Non-Foreign Status set forth in Exhibit F hereto.

        A Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the
Trust, the Owner Trustee, the Certificate Registrar or the Depositor, satisfactory to the
Depositor and the Credit Enhancer, that such transfer (1) will not affect the tax status of the Trust and (2) will not adversely affect the interests of any Certificateholder, any
Noteholder or the Credit Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee).  If such transfer occurs and such foreign
Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Indenture Trustee.  Each Certificateholder unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form
W-8BEN and shall resubmit such Form W-8BEN every three years.

(b)     (i) No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws.  In the event of any such transfer, the Certificate
Registrar or the Depositor shall prior to such transfer require the transferee to execute
(A) either (i) an investment letter in substantially the form attached hereto as Exhibit C
(or in such form and substance reasonably satisfactory to the Certificate Registrar and the
Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the
Securities Act, provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the
Certificate Registrar, the Master Servicer or the Depositor and (b) the transferee executes a representation letter, substantially in the form of Exhibit D hereto, and the transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the
Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master
Servicer or the Depositor and (B) the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor.  If
the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the
Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph.  The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master
Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        (ii)  No transfer of Certificates or any interest therein shall be made to any Person unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer
are provided with an Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer to
the effect that the purchase and holding of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the
Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any
obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or
the Master Servicer.  In lieu of such Opinion of Counsel, a Person acquiring such
Certificates may provide a certification in the form of Exhibit G to this Trust Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer
may rely upon without further inquiry or investigation, or such other certifications as the
Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer may deem desirable or necessary in order to establish that such Person is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan (each, a "Plan
Investor") to effect such acquisition.  Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the
Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Plan
Investor and the Owner Trustee shall be entitled to conclusively rely upon a representation
(which, upon the request of the Owner Trustee, shall be a written representation) from the
Depositor of the status of such transferee as an affiliate of the Depositor.

        (iii)  In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel, which establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee.  No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

        (iv)  In addition, no transfer, sale, assignment, pledge or other disposition of a
Certificate shall be made unless the proposed transferee certifies, in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition and (2) the transferee is not a partnership, grantor trust or S corporation for federal income tax purposes.

Section 3.06.    Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated
Certificate shall be surrendered to the Certificate Registrar, or if the Certificate
Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner
Trustee such security or indemnity as may be required by them to save each of them and the
Issuer from harm, then in the absence of notice to the Certificate Registrar or the Owner
Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent,
as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination.  In connection with the issuance of any new Certificate under this
Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.    Persons Deemed Certificateholders.  Prior to due presentation of a
Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.    Access to List of Certificateholders' Names and Addresses.  The Certificate
Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner
Trustee, as the case may be, may reasonably require, of the names and addresses of the
Certificateholders as of the most recent Record Date.  Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09.    Maintenance of Office or Agency.  The Owner Trustee, on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where
Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic
Documents may be served.  The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes.  The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.10.    Certificate Paying Agent.  (a)  The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to
Section 3.05 of the Indenture.  The Trust hereby appoints the Indenture Trustee as
Certificate Paying Agent (the "Certificate Paying Agent") and the Indenture Trustee hereby accepts such appointment and further agrees that it will be bound by the provisions of this
Trust Agreement relating to the Certificate Paying Agent and shall:

(i)     hold all sums held by it for the payment of amounts due with respect to the
        Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)    give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the
        Certificates;

(iii)   at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)    immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate
        Paying Agent at the time of its appointment;

(v)     comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the
        Servicing Agreement.

(b)     The Trust may revoke such power and remove the Certificate Paying Agent if the Owner
Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect.  The
Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days'
written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as
Paying Agent under the Indenture at such time.  In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate
Paying Agent (which shall be a bank or trust company) and which shall also be the successor
Paying Agent under the Indenture.  The Owner Trustee shall cause such successor Certificate
Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this
Section 3.10 as it relates to the Certificate Paying Agent.  The successor Certificate
Paying Agent shall covenant and agree that it will not at any time institute against the
Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations with respect to any Certificate, this Trust Agreement or any of the other Basic Documents.  The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate
Paying Agent shall also return all funds in its possession to the Trust.  The provisions of
Sections 6.01, 6.03, 6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable.  Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)     The Certificate Paying Agent shall establish and maintain with itself the Certificate
Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate
Paying Agent with respect to payments made pursuant to the Indenture.  The Certificate
Paying Agent shall make all distributions of Certificate Distribution Amounts on the
Certificates, from moneys on deposit in the Certificate Distribution Account.

Section 3.11.  Cooperation.  The Owner Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit
Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, so long as such cooperation is consistent with this Trust Agreement and does not limit the rights of the Certificateholders, except as otherwise expressly set forth in this Trust Agreement.

ARTICLE IV

                            Authority and Duties of Owner Trustee

Section 4.01.    General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the
Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof.  In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.    General Duties.  The Owner Trustee shall be responsible to administer the
Trust pursuant to the terms of this Trust Agreement and the Basic Documents to which the
Trust is a party and in the interest of the Certificateholders, subject to the Basic
Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.    Action upon Instruction.  (a)  Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust.  Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)     Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any
Basic Document or is otherwise contrary to law.

(c)     Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this
Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice
(in such form as shall be appropriate under the circumstances) to the Certificateholders
(with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Holders of Certificates representing a majority of the
Certificate Percentage Interest thereof, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any
Person for such action or inaction.

Section 4.04.    No Duties Except as Specified under Specified Documents or in Instructions.
The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust
Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the
Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust
Agreement or any Basic Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document.  The Owner Trustee
nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

Section 4.05.    Restrictions.  (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation for federal income tax purposes.  The Certificateholders shall not direct the
Owner Trustee to take action that would violate the provisions of this Section 4.05.

(b)     The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (x) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (y) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.    Prior Notice to Certificateholders and the Credit Enhancer with Respect to
Certain Matters.  With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action and Holders of Certificates representing a majority of the Certificate Percentage
Interest thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and the Credit Enhancer have withheld consent or provided alternative direction:

(a)     the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Home Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Home Loans);

(b)     the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)     the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)     the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

(e)     the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate
        Registrar or Certificate Paying Agent or the consent to the assignment by the Note
        Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate
        Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.    Action by Certificateholders with Respect to Certain Matters.  The Owner
Trustee shall not have the power, except upon the direction of Certificateholders evidencing not less than a majority of the outstanding Certificate Percentage Interest of the
Certificates, and with the consent of the Credit Enhancer (so long as no Credit Enhancer
Default has occurred and is continuing), to (a) remove the Master Servicer under the
Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Home Loans after the termination of the Indenture.  The Owner
Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by Certificateholders evidencing not less than a majority of the outstanding Certificate Percentage Interest of the Certificates and with the consent of the
Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing).

Section 4.08.    Action by Certificateholders with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the
Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing)
and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09.    Restrictions on Certificateholders' Power.  The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this
Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.    Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the
Certificateholders evidencing not less than a majority of the outstanding Certificate
Percentage Interest of the Certificates.  Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the outstanding Certificate Percentage Interest of the Certificates at the time of the delivery of such notice.

Section 4.11.    Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington
Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner
Trustee, as the case may be, contemplated hereby.

ARTICLE V

                                  Application of Trust Funds

Section 5.01.    Distributions.  (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution
Account and available therefor (as provided in Section 3.05 of the Indenture), as the
Certificate Distribution Amount for such Payment Date.  Upon termination of the Indenture in accordance with the terms thereof, distributions to the Certificateholder shall continue to be determined in accordance with the provisions for distributions in Section 3.05 of the
Indenture.  All distributions made pursuant to this Section shall be distributed to the
Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

(b)     In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01.  The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such
Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the
Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

(c)     Distributions to Certificateholders shall be subordinated to the creditors of the
Trust, including the Noteholders.

(d)     Allocations of profits and losses, as determined for federal income tax purposes, shall be made to the Certificateholders on a pro rata basis based on the Certificate
Percentage Interests thereof.

Section 5.02.    Method of Payment.  Subject to Section 8.01(c), distributions required to be made to Certificateholder on any Payment Date as provided in Section 5.01 shall be made to the Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if the Certificateholder shall have provided to the
Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of the Holder appearing in the Certificate Register.

Section 5.03.    Signature on Returns.  To the extent required and unless otherwise required by law, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

Section 5.04.    Statements to Certificateholders.  On each Payment Date, the Certificate
Paying Agent shall make available electronically at www.jpmorgan.com/sfr the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Master
Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment
Date.

Section 5.05.    Tax Reporting.  So long as the Depositor or any affiliate of the Depositor owns 100% of the Certificates (the "Original Certificateholder"), then no separate federal and state income tax returns and information returns or statements will be filed with respect to the Trust and a federal employer identification number shall not be applied for from the IRS.  If the Original Certificateholder is no longer the sole Certificateholder and the Certificates are held by the Original Certificateholder and one or more persons for federal income tax purposes, the subsequent holders of the Certificates by their acceptance hereof, agree to appoint the Original Certificateholder as their agent for the tax matters partner and the Original Certificateholder, as agent for such holders, agrees to perform
(itself or through its agent) all duties necessary to comply with federal and state income tax laws including but not limited to applying for a federal employer identification number and filing tax returns.

Section 5.06.    Derivative Contracts.  (a)  The Owner Trustee shall, at the direction of the
Master Servicer, on behalf of the Trust Estate, enter into Derivative Contracts, solely for the benefit of the Certificateholder.  Any such Derivative Contract shall constitute a fully prepaid agreement.  The Master Servicer shall determine, in its sole discretion, whether any
Derivative Contract conforms to the requirements of Section 5.06(b) and (c).  All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Certificateholder on the Payment
Date following receipt thereof by the Owner Trustee.

(b)     Any Derivative Contract that provides for any payment obligation on the part of the
Trust Estate must (i) be without recourse to the assets of the Trust Estate, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Payment Dates and (iv) contain a provision limiting any cash payment due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Custodial Account available to make payment to the
Certificateholder on such Payment Date.

(c)     Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Custodial Account at least one (1) Business
Day prior to the related Payment Date, (ii) contain an assignment of all of the Trust Estate rights (but none of its obligations) under such Derivative Contract to the Owner Trustee on behalf of the Certificateholder and shall include an express consent to the Derivative
Counterparty to such assignment, (iii) provide that in the event of the occurrence of a
Servicer Default, such Derivative Contract shall terminate upon the direction of a majority
Percentage Interest of the Owner Trust Certificates, and (iv) prohibit the Derivative
Counterparty from "setting-off" or "netting" other obligations of the Trust Estate and its
Affiliates against such Derivative Counterparty's payment obligations thereunder.

(d)     Notwithstanding the provisions of paragraphs (a), (b) and (c) of this Section 5.06, no Derivative Contract shall (i) provide for the payment of any amounts that would otherwise be payable to the Holders of any Class of Notes, or (ii) materially adversely affect the rights of the Holders of any Class of Notes or the Credit Enhancer.

ARTICLE VI

                                 Concerning the Owner Trustee

Section 6.01.    Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement.  The Owner Trustee and the Certificate Paying
Agent also agree to disburse all moneys actually received by it constituting part of the
Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement.  The
Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)     No provision of this Trust Agreement or any Basic Document shall require the Owner
Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(b)     Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;
(c)     The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust
Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the
Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

(d)     The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

(e)     The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Seller under the Home Loan
Purchase Agreement; and

(f)     The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust
Agreement or any Basic Document, at the request, order or direction of any of the
Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

Section 6.02.    Furnishing of Documents.  The Owner Trustee shall furnish to the
Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section 6.03.    Representations and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)     It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware.  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b)     It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this
        Trust Agreement on its behalf;

(c)     Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner
        Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)     This Trust Agreement, assuming due authorization, execution and delivery by the Owner
        Trustee and the Depositor, constitutes a valid, legal and binding obligation of the
        Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)     The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(f)     No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04.    Reliance; Advice of Counsel.  (a)  The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner
Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner
Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner
Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)     In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner
Trustee (i) may act directly or through its agents, attorneys, custodians or nominees
(including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and
(ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

Section 6.05.    Not Acting in Individual Capacity.  Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the
Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any
Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 6.06.    Owner Trustee Not Liable for Certificates or Related Documents.  The
recitals contained herein and in the Certificates (other than the signatures of the Owner
Trustee on the Certificates) shall be taken as the statements of the Depositor, and the
Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any
Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the
Certificates) or the Notes, or of any Related Documents.  The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust
Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic
Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture
Trustee taken in the name of the Owner Trustee.

Section 6.07.    Owner Trustee May Own Certificates and Notes.  The Owner Trustee in its
individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate
Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

                                Compensation of Owner Trustee

Section 7.01.    Owner Trustee's Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02.    Indemnification.  The Master Servicer shall indemnify, defend and hold harmless the Owner Trustee as provided in Section 6.06 of the Servicing Agreement.

ARTICLE VIII

                                Termination of Trust Agreement

Section 8.01.    Termination of Trust Agreement.  (a) This Trust Agreement (other than this
Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the
Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement,
(ii) the Payment Date in February 2036, or (iii) the purchase by the Master Servicer of all
Home Loans pursuant to Section 8.08(a) of the Servicing Agreement.  The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust
Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)     Except as provided in Section 8.01(a), neither the Depositor nor any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)     Notice of any termination of the Trust, specifying the Payment Date upon which
Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying
Agent by letter to Certificateholders and the Credit Enhancer mailed within five (5)
Business Days of receipt of notice of such termination from the Owner Trustee, stating (i)
the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate
Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the
Certificate Paying Agent therein specified.  The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders.  Upon presentation and surrender of the Certificates, the Certificate
Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

        In the event that all of the Certificateholders shall not surrender their
Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10, all the
Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this
Trust Agreement.  Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

(d)     Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the
Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory
Trust Statute.

ARTICLE IX

                    Successor Owner Trustees and Additional Owner Trustees

Section 9.01.    Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust
Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least A by Moody's and/or Standard & Poor's.  If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.    Replacement of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Credit Enhancer and the Depositor.  Upon receiving such notice of resignation, the
Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the
Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the
Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner
Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may with the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), which consent shall not be unreasonably withheld, and shall at the direction of the Credit Enhancer, remove the Owner
Trustee.  If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor
Owner Trustee acceptable to the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner
Trustee.  Any resignation or removal of the Owner Trustee and appointment of a successor
Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.    Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to
Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust
Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner
Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this
Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

        No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

        Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section
9.03, the Indenture Trustee shall mail notice thereof to all Certificateholders, the
Indenture Trustee, the Noteholders and the Rating Agencies.  If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.    Merger or Consolidation of Owner Trustee.  Any Person into which the Owner
Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.    Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner
Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable.  No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)     All rights, powers, duties and obligations conferred or imposed upon the Owner
        Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust
        Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)     No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement;

(c)     The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(d)     All steps have been taken prior to any such appointment to perfect any security interest granted pursuant to the Indenture.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust
Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

        Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

                                        Miscellaneous

Section 10.01.   Amendments.  (a)  This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel to the Owner
Trustee to the effect that such amendment (i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax.

(b)     If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the
Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement
Instrument and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and the consent of the Credit
Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.

(c)     If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the
Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.

(d)     If the purpose of the amendment is to add or eliminate or change any provision of the
Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require
(A) the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the
Credit Enhancement Instrument or (b) the consent of Holders of Certificates evidencing a majority of the Certificate Percentage Interest of the Certificates and the Indenture
Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any
Certificate without the consent of the related Certificateholder and the Credit Enhancer, or
(ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

(e)     If the purpose of the amendment is to provide for the holding of any of the
Certificates in book-entry form, it shall require the consent of Holders of all such
Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

(f)     If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of
Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Credit Enhancement Instrument and the consent of the Credit
Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.

(g)     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each
Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating
Agencies.  It shall not be necessary for the consent of Certificateholders or the Indenture
Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of
Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)     In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the
Owner Trustee, as the case may be, have been satisfied.

(i)     Any amendment to this Trust Agreement affecting the rights, duties and obligations of the Indenture Trustee, Certificate Registrar or the Certificate Paying Agent shall be consented to by such party and such party shall be an addressee on any Opinion of Counsel and receive any rating letter provided in connection therewith.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner
Trustee shall cause the filing of such amendment with the Secretary of State of the State of
Delaware.

Section 10.02.   No Legal Title to Owner Trust Estate.  The Certificateholders shall not have legal title to any part of the Owner Trust Estate.  The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII.  No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the
Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 10.03.   Limitations on Rights of Others.  Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the
Certificateholders, the Credit Enhancer and, to the extent expressly provided herein, the
Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than
Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04.   Notices.  (a)  Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Corporate Trust Administration,
Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration; if to the Indenture Trustee, addressed to JPMorgan Chase
Bank, National Association, 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Worldwide Securities Services/Global Debt Home Loan Trust 2005-HI3, if to the
Depositor, addressed to Residential Funding Mortgage Securities II, Inc., 8400 Normandale
Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437; if to the Credit Enhancer,
addressed to Financial Guaranty Insurance Company, 125 Park Avenue, New York, New York
10017, Attention: Structured Finance Surveillance (Home Loan Trust 2006-HI2); if to the
Rating Agencies, addressed to Moody's Investors Service, Inc., 99 Church Street, 4th Floor,
New York, New York 10001 and Standard & Poor's, 55 Water Street - 41st Floor, New York, New
York 10041, Attention: Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)     Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate
Register.  Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c)     A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05.   Severability.  Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06.   Separate Counterparts.  This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.07.   Successors and Assigns.  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the
Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer.  Any request, notice, direction, consent, waiver or other instrument or action by a
Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08.   No Petition.  The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations with respect to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

Section 10.09.   No Recourse.  Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner
Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this
Trust Agreement, the Certificates or the Basic Documents.

Section 10.10.   Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.   GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND
THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

Section 10.12.   Integration.  This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 10.13. Rights of Credit Enhancer to Exercise Rights of Certificateholders.

(a)     By accepting its Certificate, each Certificateholder agrees that unless a Credit
Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Certificateholders under this Trust Agreement without any further consent of the
Certificateholders.  Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Certificateholders pursuant to this Trust
Agreement, or create any fiduciary obligation of the Owner Trustee to the Credit Enhancer.
The Credit Enhancer is an express third-party beneficiary to this Agreement.

(b)     From and after the date on which the Notes are no longer outstanding under the
Indenture and no amounts are owed to the Credit Enhancer pursuant to the terms of the
Insurance Agreement, including but not limited to, amounts owed to the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and for unpaid premiums, the
Credit Enhancer shall have no rights or benefits hereunder and all references to the Credit
Enhancer in this Trust Agreement shall be disregarded.

ARTICLE XI

                                Compliance with Regulation AB

Section 11.01.   Intent of the Parties; Reasonableness.  The Depositor and the Owner Trustee
acknowledge and agree that the purpose of this Article XI is to facilitate compliance by the
Depositor with the provisions of Regulation AB and related rules and regulations of the
Commission.  The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act.  The Owner Trustee
acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  The Owner Trustee shall cooperate in good faith with any reasonable request by the Depositor for information regarding the Owner Trustee that is necessary or required, in the reasonable good faith determination of the Depositor, to permit the
Depositor to comply with the provisions of Regulation AB.

Section 11.02.   Additional Representations and Warranties of the Owner Trustee.

(a)     The Owner Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under
Sections 11.01, 11.02(b) or 11.03 that, except as disclosed in writing to the Depositor prior to such date:  (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other
Securitization Transaction due to any default of the Owner Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Trust Agreement or any other
Securitization Transaction as to which it is the trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Noteholders; (iv) there are no relationships or transactions (as described in
Item 1119(b) of Regulation AB) relating to the Owner Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by this
Trust Agreement, as identified by the Depositor to the Owner Trustee in writing as of the
Closing Date (each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization Transaction, and that are material to the investors' understanding of the Notes; and (v) the Owner Trustee is not an affiliate (as contemplated by Item 1119(a) of Regulation AB) of any Transaction Party.  The Depositor
shall notify the Owner Trustee of any change in the identity of a Transaction Party after the Closing Date at least five (5) Business Days prior to January 31 of each calendar year.

(b)     If so requested by the Depositor on any date following the Closing Date, the Owner
Trustee shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Depositor.  Any such request from the Depositor shall not be given more than once each calendar quarter, unless the
Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 11.03.   Information to Be Provided by the Owner Trustee.

(a)     For so long as the Notes are outstanding, for the purpose of satisfying the
Depositor's reporting obligation under the Exchange Act with respect to any class of Notes, the Owner Trustee shall provide to the Depositor a written description of (i) the commencement of, a material development in or, if applicable, the termination of, any and all legal proceedings against the Owner Trustee or any and all proceedings of which any property of the Owner Trustee is the subject, that would be material to Noteholders; and
(ii) any such proceedings known to be contemplated by governmental authorities that would be material to Noteholders.  The Owner Trustee shall also notify the Depositor, in writing, as promptly as practicable following notice to or discovery by a Responsible Officer of the
Owner Trustee of any material changes to proceedings described in the preceding sentence.
In addition, the Owner Trustee will furnish to the Depositor, in writing, the necessary disclosure regarding the Owner Trustee describing such proceedings required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports filed by or on behalf of the
Depositor pursuant to the Exchange Act.  The Depositor will allow the Owner Trustee to review any disclosure relating to material litigation against the Owner Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Owner Trustee.  Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section
11.03(a) shall be given no later than five (5) Business Days prior to the Determination Date following the month in which the relevant event occurs.

(b)     For so long as the Notes are outstanding, for the purpose of satisfying the
Depositor's reporting obligation under the Exchange Act with respect to any class of Notes, the Owner Trustee shall, no later than January 31 of each calendar year,  (i) provide to the
Depositor such information regarding the Owner Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB; provided, however, the Owner Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Owner Trustee to the Depositor; and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Owner
Trustee of any changes to such information, provide to the Depositor, in writing, such updated information.  Such information shall include, at a minimum, a description of any affiliation between the Owner Trustee and any of the following parties to the Securitization
Transaction contemplated by this Trust Agreement, as such parties and their affiliates are identified to the Owner Trustee by the Depositor in connection with the closing of each
Securitization Transaction or, if there has been a change in any such party, as such party is identified by the Depositor in a written notice to the Owner Trustee at least five (5)
Business Days prior to January 31 of each calendar year:

(i)     the sponsor;

(ii)    any depositor;

(iii)   the issuing entity;

(iv)    any servicer;

(v)     any other trustee;

(vi)    any originator;

(vii)   any significant obligor;

(viii)  any enhancement or support provider; and

(ix)    any other material party related to any Securitization Transaction.

        In addition, the Owner Trustee shall provide a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding between the Owner Trustee and any above-listed party that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the
Securitization Transaction contemplated by this Trust Agreement, that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

(c)     As of the related Payment Date with respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the Depositor, and as of March 15 preceding the date each Report on Form 10-K with respect to the Notes is filed, the Owner Trustee shall be deemed to represent and warrant that any information previously provided by the Owner
Trustee under this Article XI is materially correct and does not have any material omissions unless the Owner Trustee has provided an update to such information.

Section 11.04.   Indemnification; Remedies.

(a)     The Owner Trustee shall indemnify the Depositor, each affiliate of the Depositor, the
Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs and expenses (including reasonable fees and expenses of attorneys or, as necessary, consultants and auditors and reasonable costs of investigations) that any of them may sustain arising out of or based upon:

(i)     (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification or other material provided under this Article
        XI by or on behalf of the Owner Trustee (collectively, the "Owner Trustee
        Information"), or (B) the omission or alleged omission to state in the Owner Trustee
        Information a material fact required to be stated in the Owner Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(ii)    any failure by the Owner Trustee to deliver any information, report, certification or other material when and as required under this Article XI.

(b)     In the case of any failure of performance described in clause (ii) of Section
11.04(a), the Owner Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification or other material not delivered by the Owner Trustee as required and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall indemnify the Owner Trustee, each affiliate of the Owner Trustee and the respective present and former directors, officers, employees and agents of the Owner Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Trust Agreement by or on behalf of the Depositor or the Master Servicer for inclusion in any report filed with
Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 11.04 to the contrary, the parties agree that none of the Owner Trustee, the Depositor or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort
(including negligence and strict liability), or any other legal or equitable principle;
provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                            By:   /s/ Tim Jacobson
                                            Name:  Tim Jacobson
                                            Title:    Vice President

                                            WILMINGTON TRUST COMPANY, not in its individual
                                            capacity but solely as Owner Trustee, except with
                                            respect to the representations and warranties
                                            contained in Sections 6.03 and 11.02 hereof,

                                            By:  /s/ Joann A. Rozell
                                            Name: Joann A. Rozell
                                            Title:   Assistant Vice President
Acknowledged and Agreed:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Indenture Trustee, Certificate Registrar
and Certificate Paying Agent

By:  /s/ Joanne Murray
Name:  Joanne Murray
Title:  Assistant Vice President

Acknowledged and Agreed
solely with respect to Article XI:
RESIDENTIAL FUNDING CORPORATION

By:  /s/ Heather Anderson
Name:  Heather Anderson
Title:   Associate

                                          EXHIBIT A

                             FORM OF HOME LOAN BACKED CERTIFICATE

        THIS CERTIFICATE (THE "CERTIFICATE") IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES
AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UPON SATISFACTION OF THE CONDITIONS IN
SECTION 3.05 OF THE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED
UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE
LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND
RESTATED TRUST AGREEMENT ("THE AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO ANY PERSON,
UNLESS THE TRANSFEREE PROVIDES THE COMPANY, THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND
THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE
AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY
TO THE COMPANY, THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR AND THE MASTER SERVICER TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE
LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406
OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION
4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR COMPARABLE PROVISIONS
OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE COMPANY, THE OWNER TRUSTEE, THE
CERTIFICATE REGISTRAR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING
OBLIGATIONS AND LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE
COMPANY, THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR OR THE MASTER SERVICER.

        THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE
COMPANY, THE MASTER SERVICER, THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No.  ____                               Assumed Final Payment Date:
                                                    February 25, 2036

Cut-off Date:                                       Certificate Percentage Interest of
May 1, 2006                                         this Certificate: [___]%

Date of Amended and
Restated Trust Agreement:
May 25, 2006

First Payment Date:
June 26, 2006

                                 HOME LOAN-BACKED CERTIFICATE
                                       SERIES 2006-HI2

        Evidencing a 100% interest in the Trust Estate, the property of which consists primarily of the Home Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
(hereinafter called the "Company," which term includes any successor entity under the
Agreement referred to below).

        This Certificate is payable solely from the assets of the Trust Estate, and does not represent an obligation of or interest in the Company, the Seller, the Master Servicer, the
Indenture Trustee, the Owner Trustee or any of their affiliates.  This Certificate, is not guaranteed or insured by any governmental agency or instrumentality or by the Company, the
Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or any of their affiliates.  None of the Company, the Seller, the Master Servicer, the Indenture Trustee,
the Owner Trustee or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that [name of Holder] is the registered owner of the Certificate
Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Trust Estate, consisting primarily of the Home
Loans, created by Residential Funding Mortgage Securities II, Inc.  The Trust (as defined herein) was created pursuant to a Trust Agreement, dated as of May 25, 2006 and an Amended and Restated Trust Agreement, dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Company and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the
Person in whose name this Certificate is registered at the close of business on the last day
(or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the
Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution
Amount, if any, required to be distributed to Holder of Certificate on such Payment Date.
Distributions on this Certificate will be made as provided in the Agreement by the
Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

        Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate
Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

        No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, the Certificate Registrar or the Company shall require either
(i) an opinion of counsel acceptable to and in form and substance satisfactory to the
Certificate Registrar and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state or (ii) an investment letter executed by the Transferee in the form described in the Agreement and which investment letter or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Indenture Trustee, the Certificate
Registrar or the Company.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Company, the Master
Servicer, the Indenture Trustee  and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        As described above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee provides the Company, the Owner Trustee, the Certificate
Registrar and the Master Servicer with either (a) a certification in the form of Exhibit G to the Agreement stating that the transferee is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition, or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Certificate Registrar and the Master
Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Company, the Owner Trustee, the Certificate
Registrar and the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the
Agreement, which opinion of counsel shall not be an expense of the Company, the Owner
Trustee, the Certificate Registrar or the Master Servicer.

        In addition, no transfer of a Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel which establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee.  No Opinion of
Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

        This Certificate is issued pursuant to a duly authorized issue of Certificate designated as Home Loan-Backed Certificate of the Series specified hereon.  All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

        The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner
Trustee in its individual capacity nor the Company is personally liable to the
Certificateholder for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the
Noteholders as described in the Indenture, dated as of May 25, 2006 between Home Loan Trust
2006-HI2 (the "Trust") and JPMorgan Chase Bank, National Association, as Indenture Trustee
(the "Indenture").

        The Certificateholder, by its acceptance of this Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United
States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, the Agreement or any of the Basic Documents.

        The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer (so long as no Credit
Enhancer Default has occurred and is continuing) and an Opinion of Counsel to the Owner
Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax.  If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Credit Enhancement Instrument and the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.  If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of the Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to the Holder and the consent of the Credit
Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.  If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require the consent of the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), an Opinion of counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the
Credit Enhancement Instrument or (b) the consent of the Certificateholder and the Indenture
Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on the
Certificate without the consent of the Certificateholder and the Credit Enhancer (so long as no Credit Enhancer Default has occurred and is continuing), or (ii) reduce the aforesaid percentage of the Certificate without the consent of the Holder of the Certificate.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the
Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Certificate Percentage Interest will be issued to the designated transferee.  The initial
Certificate Registrar appointed under the Agreement is the Indenture Trustee.

        The Certificate is issuable only in minimum denominations of a 100% Certificate
Percentage Interest.

        The Certificate is intended to be a certificated security under Article 8 of the UCC of the State of New York and under the corresponding provisions of the UCC of any other
State that may be applicable.

        No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any
agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may
treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate
Registrar or any such agent shall be affected by any notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        The obligations created by the Agreement in respect of the Certificate and the Trust created thereby shall terminate upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the
Indenture and the Agreement, (ii) the Payment Date in February 2036 or (iii) the purchase by the Master Servicer of all the Home Loans pursuant to Section 8.08(a) of the Servicing
Agreement.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                            HOME LOAN TRUST 2006-HI2

                                            by     WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as Owner Trustee

                                            Dated:  __________________________________
                                                     Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:     ______________________________
        Authorized Signatory

or       ______________________________,
        as Authenticating Agent of the Trust

By:     ______________________________
        Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                            _________________________________*/
                                            Signature Guaranteed:

                                            ____________________*/

_____________

*/ NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
______________________________________________________________________________ for the
account of ________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                          EXHIBIT B

                                    TO THE TRUST AGREEMENT

                                     CERTIFICATE OF TRUST

                                              OF

                                   HOME LOAN TRUST 2006-HI2

        THIS Certificate of Trust of HOME LOAN TRUST 2006-HI2 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del.  C.ss. 3801 et seq.) (the
"Act").

        1.     Name.  The name of the statutory trust formed by this Certificate of Trust is
HOME LOAN TRUST 2006-HI2.

        2.     Delaware Trustee.  The name and business address of the trustee of the Trust in the State of Delaware are ________________, __________________, ______________, Delaware
___________.

        3.     Effective Date.  This Certificate of Trust shall be effective upon filing.

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                            [NAME OF OWNER TRUSTEE],
                                            not in its individual capacity
                                            but solely as Owner Trustee

                                            By:
                                            Name:
                                            Title:

                                          EXHIBIT C

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                         ____________________________________________
                         ____________________________________________
                         ____________________________________________
                         ____________________________________________

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1.     In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A
Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2.     The Buyer warrants and represents to, and covenants with, the Owner
Trustee and the Depositor (as defined in the Amended and Restated Trust Agreement (the
"Agreement"), dated as of May 25, 2006 between Residential Funding Mortgage Securities II,
Inc., as Depositor and Wilmington Trust Company as Owner Trustee pursuant to Section 3.05 of the Agreement and JPMorgan Chase Bank, National Association, as indenture trustee, as follows:

               a.     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b.     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A
        Securities.

               c.     The Buyer has been furnished with all information regarding the Rule
        144A Securities that it has requested from the Seller, the Indenture Trustee, the
        Owner Trustee or the Master Servicer.

               d.     Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A
        Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A
        Securities.

               e.     The Buyer is a "qualified institutional buyer" as that term is defined in Rule144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule
        144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3.     The Buyer represents that:

(i)     either (a) or (b) is satisfied, as marked below:

               ____   a.     The Buyer is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a
"Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

               ____   b.     The Buyer will provide the Depositor, the Owner Trustee, the
Certificate Registrar and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Certificate
Registrar and the Master Servicer to the effect that the purchase and holding of this
Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Depositor, the
Owner Trustee, the Certificate Registrar and the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master
Servicer; and

               4.     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

--------------------------------------------    -------------------------------------------------
--------------------------------------------    -------------------------------------------------
Print Name of Seller                            Print Name of Buyer

By: _____________________________               By:  __________________________________
    Name:                                            Name:
    Title:                                           Title:

Taxpayer Identification:                        Taxpayer Identification:

No.    ____________________________             No.     _______________________________
Date:  ___________________________              Date:  _______________________________

                                                                                    ANNEX 1 TO
                                                                                     EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

        1.     As indicated below, the undersigned is the President, Chief  Financial
Officer, Senior Vice President or other executive officer of the Buyer.

        2.     In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$__________________(1) in securities (except for the excluded securities referred to below)
as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        ___    Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3)
               of the Internal Revenue Code.

        ___    Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
               $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___     State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___     ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

_______________
(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

        ___    Investment Adviser.  The Buyer is an investment adviser registered under the
               Investment Advisers Act of 1940.

        ___    SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S.
               Small Business Administration under Section 301(c) or (d) of the Small
               Business Investment Act of 1958.

        ___    Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ___    Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.  10 plans.

        3.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi)
securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4.     For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the
Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5.     The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___     ___    Will the Buyer be purchasing the Rule 144A
Yes     No     Securities only for the Buyer's own account?

        6.     If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by
Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the
Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                               Name:
                                               Title:

                                            Date:

                                                                                    ANNEX 2 TO
                                                                                     EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

               1.     As indicated below, the undersigned is the President, Chief Financial
Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A")
because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2.     In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the
Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        ____   The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        ____   The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3.     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment
Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations,
(iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

______________________________
Print Name of Buyer

By:  __________________________
    Name:
    Title:

IF AN ADVISER:

_____________________________
Print Name of Buyer

Date:   _______________________

                                          EXHIBIT D

                            FORM OF INVESTOR REPRESENTATION LETTER

                                      ___________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, NY 10004
Attention: Capital Markets Fiduciary Services

                      Re:    Home Loan-Backed Certificates
                             Series 2006-HI2

Ladies and Gentlemen:

               __________________ (the "Purchaser") intends to purchase from (the "Seller") a
___% Certificate Percentage Interest of Certificates of Series 2006-HI2 (the
"Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust
Agreement"), dated as of May 25, 2006 between Residential Funding Mortgage Securities II,
Inc.  as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the
"Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, National Association, as
Certificate Registrar.  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

               1.     The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the
        "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust
        Agreement contains restrictions regarding the transfer of the Certificates and (e)
        the Certificates will bear a legend to the foregoing effect.

               2.     The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
        Certificates, (b) able to bear the economic risks of such an investment and (c) an
        "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the
        Act.

               4.     The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________, 20__, relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other information concerning the Certificates, the Home Loans and the Company as has
        been requested by the Purchaser from the Company or the Seller and is relevant to the
        Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum")
        relating to the original sale (the "Original Sale") of the Certificates by the
        Company, the Purchaser acknowledges that such Memorandum was provided to it by the
        Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the
        Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

               5.     The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any
        Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of
        Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust
        Agreement.

               6.     The Purchaser represents:

(i) that either (a) or (b) is satisfied, as marked below:

               ____   a.     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

               ____   b.     The Purchaser will provide the Company, the Owner Trustee, the
Certificate Registrar and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Company, the Owner Trustee, the Certificate
Registrar and the Master Servicer to the effect that the purchase and holding of this
Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Company, the
Owner Trustee, the Certificate Registrar and the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Company, the Owner Trustee, the Certificate Registrar or the Master Servicer;
and

               7.     The Purchaser is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

               8.     The Purchaser is not a non-United States person for federal income tax purposes.

                                            Very truly yours,

                                            __________________________

                                            By:   ___________________________________
                                            Name:
                                            Title:

                                          EXHIBIT E

                           FORM OF TRANSFEROR REPRESENTATION LETTER

__________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York  10004

Attention: Capital Markets Fiduciary Services

                      Re:    Home Loan-Backed Certificates
                             Series 2006-HI2

Ladies and Gentlemen:

               ____________________ (the "Purchaser") intends to purchase from (the "Seller")
a ___% Certificate Percentage Interest of Certificates of Series 2006-HI2 (the
"Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust
Agreement"), dated as of May 25, 2006 between Residential Funding Mortgage Securities II,
Inc. as depositor (the "Company") and Wilmington Trust Company, as owner trustee (the "Owner
Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, National Association, as
Certificate Registrar.  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Certificate Registrar that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred the Certificate, any interest in the Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of the Certificate, any interest in the Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to the Certificate, any interest in the
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to the
Certificate.  The Seller has not and will not sell or otherwise transfer any of the
Certificates, except in compliance with the provisions of the Trust Agreement.

                                            Very truly yours,

                                            __________________________________________
                                                              (Seller)

                                            By:
                                                Name:
                                                Title:

                                          EXHIBIT F

                              CERTIFICATE OF NON-FOREIGN STATUS

        This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to
Section 3.05 of the Amended and Restated Trust Agreement, dated as of May 25, 2006 (the
"Trust Agreement"), between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial
Owner"), or nominee on behalf of the Beneficial Owner of the Residential Home Loan-Backed
Certificates, Series 2006-HI2 (the "Certificate").  Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

        Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

        In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

        To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the
Internal Revenue Code (relating to withholding tax on foreign shareholders and partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                     Complete Either A or B

        A.     Individual as Beneficial Owner

               1.     I am (The Beneficial Owner is) not a non-resident alien for purposes of
                      U.S.  income taxation;

               2.     My (The Beneficial Owner's) name and home address are:

                       _____________________________
                       _____________________________
                       _____________________________; and

               3.     My (The Beneficial Owner's) U.S.  taxpayer identification number
                      (Social Security Number) is _______________.

        B.     Corporate, Partnership or Other Entity as Beneficial Owner

               1.     (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

               2.     The Beneficial Owner's office address and place of incorporation (if applicable) is ______________; and

               3.     The Beneficial Owner's U.S.  employer identification number is
                      ______________.

Part II -             Nominees

        If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

               _____  an IRS Form W-9

               _____  a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -            Declaration

        The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the
Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal
Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

        Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

________________________
Name

________________________
Title (if applicable)

________________________
Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                          EXHIBIT G

                             FORM OF ERISA REPRESENTATION LETTER

                                     _____________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

               Re:   Residential Funding Mortgage Securities II, Inc.
                     Home Loan-Backed Certificates, Series 2006-HI2

Dear Sirs:

               __________________________________ (the "Transferee") intends to acquire from
_____________________ (the "Transferor") a ___% Certificate Percentage Interest of
Residential Mortgage Securities II, Inc.  Home Loan-Backed Certificates, Series 2006-HI2
(the "Certificates"), issued pursuant to an Amended and Restated Trust Agreement (the "Trust
Agreement") dated May 25, 2006 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee").
Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

               The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer
that:

               (1)    The Transferee is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a
        "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any
        Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. Section 2510.3-101, of any Plan (each, a "Plan
        Investor") to effect such acquisition; or

               (2)    The Transferee has provided the Depositor, the Owner Trustee, the
        Certificate Registrar and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the
        Certificate Registrar and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
        Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Depositor, the Owner Trustee, the Certificate Registrar and the
        Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the
        Agreement, which opinion of counsel shall not be an expense of the Depositor, the
        Owner Trustee, the Certificate Registrar or the Master Servicer.

               In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master
Servicer that the Transferee will not transfer such Certificates to any transferee unless such transferee meets the requirements set forth in either (1) or (2).

                                            Very truly yours,

                                            _________________________________________

                                            By:
                                            Name:
                                            Title: